UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CHEGG, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Chegg, Inc. is amending the notice of internet availability of proxy materials filed on Schedule 14A with the Securities and Exchange Commission on April 11, 2014 (the “Notice”) solely to correct a typographical error in the Notice by changing the date of the annual meeting of stockholders from “Wednesday” to “Thursday,” May 22, 2014. There are no other revisions to the Notice. The date of the annual meeting of stockholders was correct in the definitive proxy statement and proxy card filed on the same date.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of

CHEGG, INC.

To Be Held On:

Thursday, May 22, 2014 at 9:00 a.m. Pacific Time

at 3990 Freedom Circle, Santa Clara, California 95054

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before May 7, 2014.

Please visit http://www.astproxyportal.com/ast/18637, where the following materials are available for view:

Notice of Annual Meeting of Stockholders and proxy statement
Form of Electronic Proxy Card
Annual Report on Form 10-K

TO OBTAIN	TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)

PROXY MATERIALS:	E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. You may vote by telephone until 11:59 p.m Eastern Time the day before the meeting date.

MAIL: You may request a card by following the instructions above.

This is not a ballot. You cannot use this notice to vote by mail.

1.      Election of three class I directors.

2.      To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

3.      To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The board of directors recommends a vote FOR the election of directors and FOR proposal 2.